UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)    December 17, 2008

APPLIED NEUROSOLUTIONS, INC.
(Exact name of Registrant as Specified in its Charter)

  Delaware                                           001-13835                                      39-1661164
 (State or Other Jurisdiction         (Commission file Number)            (IRS Employer
           of  Incorporation)                                                                           Identification No.)

    50 Lakeview Parkway, Suite 111, Vernon Hills, IL                              60061
    (Address of Principal Executive Offices)                                               (Zip Code)

Registrant’s telephone number, including area code (847) 573-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On December 17, 2008, Jay B. Langner, a Class II director, gave notice of his resignation, effective immediately.  Mr. Langner, who has been a member of the Registrant’s Board of Directors since July 2005, resigned for personal reasons.  The Registrant is not currently adding a director to replace Mr. Langner.

Mr. Langner was a member of the Registrant’s audit committee.  The Registrant will be appointing a current independent director to replace Mr. Langner on the audit committee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 19th day of December 2008.

                               APPLIED NEUROSOLUTIONS, INC.

                                By:            /s/David Ellison
                        Name:       David Ellison
                        Title:         Chief Financial Officer